================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 30, 2002
                 (Date of Earliest Event Reported: May 29, 2002)

                          Commission File Number 1-4874


                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                        1-14365               76-0568816
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)




                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

================================================================================

Item 9. Regulation FD Disclosure

         On May 29, 2002, we participated in a meeting discussing our strategic repositioning plan with institutional analysts that was simultaneously webcast and accessible by telephone for all investors. Attached as Exhibit 99.1 is a slide presentation used at that meeting. It is not filed, but furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

         Because this presentation was in the form of a slide presentation, the text on each page of the presentation was kept to a minimum to facilitate visual communication and to emphasize the major points of our plan. The presentation materials are also currently available on our website, http://www.elpaso.com, in the section marked "For Investors".

(a) Exhibits

Exhibit Number    Description

99.1              El Paso Strategic Repositioning Plan slide presentation dated
                  May 29, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EL PASO CORPORATION



                                         By:       /s/ JEFFREY I. BEASON
                                              ---------------------------------
                                                      Jeffrey I. Beason


                                            Senior Vice President and Controller
                                                (Principal Accounting Officer)


Date: May 30, 2002

                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              El Paso Strategic Repositioning Plan slide presentation dated
                  May 29, 2002.